                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               December 20, 2001
                Date of Report (Date of earliest event reported)

                              NEUROGEN CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                 0-18311               22-2845714
   (State or other jurisdiction of    (Commission            (I.R.S. Employer
   incorporation or organization)     File Number)           Identification No.)

                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
               (Address of principal executive offices) (Zip Code)

                                 (203) 488-8201
              (Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 5. Other Events

     On December  20,  2001,  Neurogen  Corporation  ("the  Company")  announced preliminary  results from a Phase IIA clinical  study of NGD 91-3, the Company's lead drug candidate for the treatment of anxiety  disorders.  NGD 91-3 is one of
several  drug  candidates  that  work  through   selective   modulation  of  the
neurotransmitter system known as GABA (gamma aminobutyric acid), which are being developed  for treatment of  neuropsychiatric  disorders in  collaboration  with
Pfizer Inc ("Pfizer").

     The  Phase  IIA  clinical  trial  conducted  by  Pfizer  was a  randomized, double-blind, placebo-controlled evaluation of the safety, pharmacokinetics, and efficacy of NGD 91-3 in patients  suffering from  generalized  anxiety  disorder
(GAD).  The efficacy of NGD 91-3 was  assessed in a six-week  Phase IIA clinical trial using approximately 280 patients. Four groups of approximately 70 patients received  either of two dosages of NGD 91-3,  Xanax(R),  or  placebo.  The primary efficacy endpoint was improvement in the patient's  condition as measured by the
Hamilton Anxiety scale.

     In the study,  subjects  tested at the high dose of NGD 91-3 showed a trend toward efficacy that did not achieve statistical significance. This trend toward efficacy in subjects  treated with the high dose was not associated with adverse events such as  sleepiness,  lack of  coordination,  and  dizziness  observed in subjects  receiving Xanax. No effect was seen in subjects on the low dose of NGD
91-3.

SAFE HARBOR STATEMENT

Statements  which  are not  historical  facts,  including  statements  about the
Company's  confidence and strategies,  the status of various product development programs,  the sufficiency of cash to fund planned  operations and the Company's expectations  concerning its development compounds,  drug discovery technologies and  opportunities  in  the  pharmaceutical  marketplace  are  "forward  looking statements" within the meaning of the Private Securities  Litigations Reform Act of 1995 that involve risks and  uncertainties  and are not  guarantees of future performance. These risks include, but are not limited to, difficulties or delays in development, testing, regulatory approval, production and marketing of any of the  Company's  drug  candidates,  the  failure to attract or retain  scientific
management  personnel,   any  unexpected  adverse  side  effects  or  inadequate
therapeutic  efficacy  of the  Company's  drug  candidates  which  could slow or
prevent  product   development   efforts,   competition   within  the  Company's
anticipated product markets, the Company's dependence on corporate partners with
respect  to  research   and   development   funding,   regulatory   filings  and
manufacturing and marketing expertise, the uncertainty of product development in the pharmaceutical industry, inability to obtain sufficient funds through future collaborative  arrangements,  equity  or debt  financings  or other  sources  to continue  the  operation  of the  Company's  business,  risk  that  patents  and
confidentiality   agreements   will  not   adequately   protect  the   Company's
intellectual  property or trade secrets,  dependence  upon third parties for the manufacture of potential  products,  inexperience in  manufacturing  and lack of internal  manufacturing  capabilities,  dependence  on third  parties  to market
potential  products,  lack  of  sales  and  marketing  capabilities,   potential
unavailability   or  inadequacy  of  medical   insurance  or  other  third-party
reimbursement  for the cost of purchases of the  Company's  products,  and other risks  detailed in the Company's  Securities  and Exchange  Commission  filings, including its Annual Report on Form 10-K and 10-K/A for the year ended  December
31, 2000,  each of which could adversely  affect the Company's  business and the accuracy of the forward-looking statements contained herein.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                     NEUROGEN CORPORATION
                                              ----------------------------------
                                                          (Registrant)

   December 21, 2001                          /s/ Stephen R. Davis
-------------------------    ---------------------------------------------------
          DATE                                 Stephen R. Davis
                             Executive Vice President and Chief Business Officer